SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                            August 12, 2004
                           -----------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                     This report consists of 3 pages.















                                   -2-


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c) Exhibits

              Exhibit 99. A press release dated August 12, 2004 and disseminated through PR Newswire announcing the earnings North European Oil Royalty Trust for the third quarter of fiscal 2004.


Item 12.  Results of Operations and Financial Condition.
          -----------------------------------------------

          On August 12, 2004 North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust's earnings for the third quarter of fiscal 2004




                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   August 13, 2004